UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21529

                    The Gabelli Global Utility & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                            Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-800-422-3554

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Utility & Income Trust Annual Report — December 31, 2012	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) total return of The Gabelli Global Utility & Income Trust (the “Fund”) was 5.4%, compared with a total return of 1.3% for the Standard & Poor’s (“S&P”) 500 Utilities Index. The total return for the Fund’s publicly traded shares was 5.1%. The Fund’s NAV per share was $20.44, while the price of the publicly traded shares closed at $20.88 on the NYSE MKT. See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Sincerely yours,

Bruce N. Alpert

President

February 22, 2013

Comparative Result

Average Annual Returns through December 31, 2012 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (05/28/04)
Gabelli Global Utility & Income Trust
NAV Total Return (b)	5.42%	7.12%	1.62%	7.05%
Investment Total Return (c)	5.09	8.78	4.46	7.20
S&P 500 Utilities Index	1.29	8.60	0.36	8.95
Lipper Utility Fund Average	8.04	10.21	1.23	9.64
S&P 500 Index	16.00	10.87	1.66	5.00
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2012:

The Gabelli Global Utility & Income Trust

Energy and Utilities: Integrated	44.5%
Telecommunications	12.7%
Cable and Satellite	8.2%
U.S. Government Obligations	7.1%
Energy and Utilities: Natural Gas Integrated	4.7%
Energy and Utilities: Water	4.0%
Energy and Utilities: Natural Gas Utilities	3.5%
Wireless Communications	3.3%
Energy and Utilities: Electric Transmission and Distribution	3.0%
Energy and Utilities: Oil	2.4%
Aerospace	2.0%
Entertainment	1.3%

Energy and Utilities: Services	0.9%
Independent Power Products and Energy Traders	0.4%
Diversified Industrial	0.4%
Metals and Mining	0.4%
Real Estate	0.4%
Transportation	0.3%
Energy and Utilities: Alternative Energy	0.2%
Environmental Services	0.1%
Business Services	0.1%
Building and Construction	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Utility & Income Trust

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 92.5%
	ENERGY AND UTILITIES — 64.0%
	Energy and Utilities: Alternative Energy — 0.2%
	U.S. Companies
6,000	Ormat Technologies Inc.	$167,454	$115,680

	Energy and Utilities: Electric Transmission and Distribution — 3.0%
	Non U.S. Companies
5,000	Algonquin Power & Utilities Corp.	24,120	34,382
8,775	National Grid plc, ADR	401,681	504,036
5,000	Red Electrica Corporacion SA	227,553	246,172

	U.S. Companies
4,000	CH Energy Group Inc.	178,779	260,880
2,000	Consolidated Edison Inc.	86,603	111,080
38,000	Pepco Holdings Inc.	720,883	745,180

		1,639,619	1,901,730

	Energy and Utilities: Integrated — 44.5%
	Non U.S. Companies
150,000	A2A SpA.	276,010	86,583
6,500	Areva SA†	231,423	109,992
9,000	Chubu Electric Power Co. Inc.	190,737	119,467
152,000	Datang International Power Generation Co. Ltd., Cl. H	59,610	58,048
1,800	E.ON SE	103,950	33,477
9,000	E.ON SE, ADR	209,576	169,065
9,760	EDP - Energias de Portugal SA, ADR	262,599	299,242
10,000	Electric Power Development Co. Ltd.	252,321	236,394
6,000	Emera Inc.	163,066	209,551
10,000	Endesa SA	256,647	222,677
70,000	Enel SpA	441,115	289,942
29,000	Enersis SA, ADR	172,657	528,380
190,000	Hera SpA	378,050	306,969
12,000	Hokkaido Electric Power Co. Inc.	190,197	144,884
12,000	Hokuriku Electric Power Co.	187,948	141,559
14,000	Huaneng Power International Inc., ADR	421,063	520,100
88,754	Iberdrola SA	464,272	491,452
5,000	Iberdrola SA, ADR	236,026	106,600
26,000	Korea Electric Power Corp., ADR†	293,647	363,220
12,000	Kyushu Electric Power Co. Inc.	196,988	136,157
10,000	Shikoku Electric Power Co. Inc.	171,759	158,712
10,000	The Chugoku Electric Power Co. Inc.	170,328	156,172
18,000	The Kansai Electric Power Co. Inc.	303,101	188,446
10,000	Tohoku Electric Power Co. Inc.†	158,898	92,688
2,000	Verbund AG	76,818	49,525

Shares		Cost	Market Value
	U.S. Companies
2,000	ALLETE Inc.	$71,269	$81,960
20,000	Ameren Corp.	782,429	614,400
30,000	American Electric Power Co. Inc.	943,467	1,280,400
1,500	Avista Corp.	27,915	36,165
7,000	Black Hills Corp.	193,684	254,380
500	Cleco Corp.	9,790	20,005
500	CMS Energy Corp.	4,875	12,190
10,000	Dominion Resources Inc.	406,566	518,000
30,000	Duke Energy Corp.(a)	1,385,759	1,914,000
4,000	El Paso Electric Co.	77,953	127,640
1,334	FirstEnergy Corp.	47,829	55,708
36,000	Great Plains Energy Inc.	811,774	731,160
22,000	Hawaiian Electric Industries Inc.	541,164	553,080
29,500	Integrys Energy Group Inc.	1,408,474	1,540,490
13,000	MGE Energy Inc.	425,456	662,350
14,000	NextEra Energy Inc.	654,896	968,660
45,000	NiSource Inc.	908,189	1,120,050
50,000	Northeast Utilities(a)	904,484	1,954,000
13,000	NorthWestern Corp.	391,049	451,490
19,500	OGE Energy Corp.	481,891	1,098,045
14,000	Otter Tail Corp.	352,319	350,000
1,000	PG&E Corp.	33,930	40,180
16,000	Pinnacle West Capital Corp.	650,094	815,680
4,200	PPL Corp.	117,280	120,246
32,000	Public Service Enterprise Group Inc.	1,065,920	979,200
18,000	SCANA Corp.	646,320	821,520
2,000	TECO Energy Inc.	33,510	33,520
30,000	The AES Corp.	272,995	321,000
2,000	The Empire District Electric Co.	41,522	40,760
44,000	The Southern Co.	1,293,888	1,883,640
14,000	UNS Energy Corp.	344,632	593,880
15,000	Vectren Corp.	360,570	441,000
38,000	Westar Energy Inc.	802,359	1,087,560
10,000	Wisconsin Energy Corp.	171,276	368,500
34,000	Xcel Energy Inc.	575,671	908,140

		23,110,005	28,018,301

	Energy and Utilities: Natural Gas Integrated — 4.6%
	Non U.S. Companies
80,000	Snam SpA	288,733	371,067

	U.S. Companies
1,000	Energen Corp.	30,935	45,090
16,748	Kinder Morgan Inc.	312,400	591,707
18,000	National Fuel Gas Co.	488,706	912,420
4,000	ONEOK Inc.	51,437	171,000
30,000	Spectra Energy Corp.	634,201	821,400

		1,806,412	2,912,684

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Natural Gas Utilities — 3.5%
	Non U.S. Companies
1,500	Enagas SA	$37,053	$31,956
1,890	GDF Suez	62,915	38,855
11,454	GDF Suez, ADR	362,710	240,992
6,867	GDF Suez, Strips†	0	9

	U.S. Companies
16,764	AGL Resources Inc.	667,385	670,057
11,000	Atmos Energy Corp.	271,115	386,320
2,500	Chesapeake Utilities Corp.	72,817	113,500
5,000	Piedmont Natural Gas Co. Inc.	116,790	156,550
9,000	Southwest Gas Corp.	227,360	381,690
5,000	The Laclede Group Inc.	159,165	193,050

		1,977,310	2,212,979

	Energy and Utilities: Oil — 2.4%
	Non U.S. Companies
1,000	Niko Resources Ltd.	12,031	10,707
1,000	PetroChina Co. Ltd., ADR	79,302	143,780
7,000	Petroleo Brasileiro SA, ADR	165,298	136,290
9,000	Royal Dutch Shell plc, Cl. A, ADR.	460,931	620,550

	U.S. Companies
2,000	Chevron Corp.	120,100	216,280
2,000	ConocoPhillips	57,018	115,980
2,000	Devon Energy Corp.	67,255	104,080
1,000	Exxon Mobil Corp.	45,500	86,550
1,000	Phillips 66	17,032	53,100

		1,024,467	1,487,317

	Energy and Utilities: Services — 0.9%
	Non U.S. Companies
10,000	ABB Ltd., ADR	123,092	207,900
25,000	Weatherford International Ltd.†	266,300	279,750

	U.S. Companies
2,500	Halliburton Co.	60,195	86,725

		449,587	574,375

	Energy and Utilities: Water — 4.0%
	Non U.S. Companies
2,000	Consolidated Water Co. Ltd.	29,239	14,800
49,000	Severn Trent plc	860,939	1,252,879
37,090	United Utilities Group plc	366,828	405,792

	U.S. Companies
8,666	Aqua America Inc.	129,735	220,290
5,400	California Water Service Group	76,295	99,090
4,000	Middlesex Water Co.	75,033	78,240

Shares		Cost	Market Value
17,000	SJW Corp.	$277,304	$452,200

		1,815,373	2,523,291

	Diversified Industrial — 0.4%
	Non U.S. Companies
9,000	Bouygues SA	300,585	266,103

	Environmental Services — 0.1%
	Non U.S. Companies
500	Suez Environnement Co.	0	6,012
7,000	Veolia Environnement SA	115,242	84,590

		115,242	90,602

	Independent Power Producers and Energy Traders — 0.4%
	U.S. Companies
12,000	NRG Energy Inc.	289,986	275,880

	TOTAL ENERGY AND UTILITIES	32,696,040	40,378,942

	COMMUNICATIONS — 24.0%
	Cable and Satellite — 8.2%
	Non U.S. Companies
35,000	British Sky Broadcasting Group plc	387,280	436,086
10,000	Cogeco Inc.	195,069	339,600
2,500	Rogers Communications Inc., Cl. B	25,532	113,800

	U.S. Companies
2,500	AMC Networks Inc., Cl. A†	61,943	123,750
20,000	Cablevision Systems Corp., Cl. A	312,933	298,800
13,000	Comcast Corp., Cl. A, Special	281,627	467,350
26,000	DIRECTV†	656,292	1,304,160
32,000	DISH Network Corp., Cl. A	603,327	1,164,800
6,000	EchoStar Corp., Cl. A†	150,820	205,320
5,500	Liberty Global Inc., Cl. A†	146,144	346,445
5,500	Liberty Global Inc., Cl. C†	139,226	323,125

		2,960,193	5,123,236

	Telecommunications — 12.6%
	Non U.S. Companies
25,000	BCE Inc.	513,555	1,073,500
5,000	Belgacom SA	160,378	146,548
2,102	Bell Aliant Inc.(b)	51,669	55,667
25,000	BT Group plc, ADR	831,558	950,750
38,000	Deutsche Telekom AG, ADR	632,643	431,756
4,000	France Telecom SA, ADR	54,322	44,200
15,000	Koninklijke KPN NV, ADR	114,993	74,700
8,000	Manitoba Telecom Services Inc.	249,141	261,064
29,651	Orascom Telecom Holding SAE, GDR†(c)	111,809	93,045

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
	Non U.S. Companies (Continued)
29,651	Orascom Telecom Media and Technology Holding SAE, GDR(b)	$43,481	$12,453
50,000	Portugal Telecom SGPS SA	535,655	247,426
1,200	Swisscom AG.	384,765	516,657
20,000	Telecom Italia SpA	45,015	18,031
9,300	Telefonica Brasil SA, ADR	161,522	223,758
49,263	Telefonica SA, ADR	718,984	664,558
18,000	Telekom Austria AG	257,839	136,378
10,000	Telenet Group Holding NV	450,508	470,565
16,000	VimpelCom Ltd., ADR	146,091	167,840

	U.S. Companies
27,000	AT&T Inc.	758,355	910,170
70,000	Sprint Nextel Corp.†	239,721	396,900
5,000	Telephone & Data Systems Inc.	151,518	110,700
22,000	Verizon Communications Inc.	760,341	951,940

		7,373,863	7,958,606

	Wireless Communications — 3.2%
	Non U.S. Companies
1,000	America Movil SAB de CV, Cl. L, ADR	15,150	23,140
400,000	Cable & Wireless Communications plc	237,825	229,698
12,000	Millicom International Cellular SA, SDR	767,764	1,037,959
4,000	Mobile TeleSystems OJSC, ADR	54,874	74,600
11,000	Turkcell Iletisim Hizmetleri A/S, ADR†	158,724	177,540
8,000	Vodafone Group plc, ADR	208,589	201,520

	U.S. Companies
8,000	United States Cellular Corp.†	281,386	281,920

		1,724,312	2,026,377

	TOTAL COMMUNICATIONS	12,058,368	15,108,219

	OTHER — 4.5%
	Aerospace — 2.0%
	Non U.S. Companies
90,000	Rolls-Royce Holdings plc	628,651	1,277,068

	Building and Construction — 0.1%
	Non U.S. Companies
500	Acciona SA	48,809	37,097

	Business Services — 0.1%
	Non U.S. Companies
4,000	Sistema JSFC, GDR(c)	95,619	80,800

Shares		Cost	Market Value
	Entertainment — 1.3%
	Non U.S. Companies
38,000	Vivendi SA.	$1,022,259	$850,185

	Metals and Mining — 0.4%
	Non U.S. Companies
6,400	Compania de Minas Buenaventura SA, ADR	66,939	230,080

	Real Estate — 0.4%
	Non U.S. Companies
6,000	Brookfield Asset Management Inc., Cl. A	149,494	219,900

	Transportation — 0.2%
	U.S. Companies
3,500	GATX Corp.	91,876	151,550

	TOTAL OTHER	2,103,647	2,846,680

	TOTAL COMMON STOCKS	46,858,055	58,333,841

	CONVERTIBLE PREFERRED STOCKS — 0.2%
	COMMUNICATIONS — 0.1%
	Telecommunications — 0.1%
	U.S. Companies
2,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	57,376	87,100

	OTHER — 0.1%
	Transportation — 0.1%
	U.S. Companies
200	GATX Corp., $2.50 Cv. Pfd., Ser. A (d)	26,010	43,300

	TOTAL CONVERTIBLE PREFERRED STOCKS	83,386	130,400

	WARRANTS — 0.2%
	ENERGY AND UTILITIES — 0.1%
	Energy and Utilities: Natural Gas Integrated — 0.1%
	U.S. Companies
18,000	Kinder Morgan Inc., expire 05/25/17†	19,638	68,040

	COMMUNICATIONS — 0.1%
	Wireless Communications — 0.1%
	Non U.S. Companies
4,000	Bharti Airtel Ltd., expire 09/19/13†(b)	26,369	23,064

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	WARRANTS (Continued)
	COMMUNICATIONS (Continued)
	Wireless Communications (Continued)
2,000	Bharti Airtel Ltd., expire 09/29/14†(b)	$14,981	$11,532

		41,350	34,596

	TOTAL WARRANTS	60,988	102,636

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 7.1%
$4,473,000	U.S. Treasury Bills, 0.075% to 0.150%††, 01/24/13 to 06/20/13	4,471,726	4,472,292

TOTAL INVESTMENTS — 100.0%		$51,474,155	63,039,169

Notional Amount		Termination Date	Unrealized Appreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$6,157	Rolls-Royce Holdings plc, Cl. C(e)	06/27/13	14
(3,800,000 Shares)
696,326	Rolls-Royce Holdings plc(e)	06/27/13	12,230
(50,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		12,244

Market Value

Other Assets and Liabilities (Net)	204,936

NET ASSETS — COMMON SHARES
(3,095,065 common shares outstanding)	$63,256,349

NET ASSET VALUE PER COMMON SHARE
($ 63,256,349 ÷ 3,095,065 shares outstanding)	$20.44

(a)	Securities, or a portion thereof, with a value of $2,121,400, is reserved and/or pledged with the custodian for current or potential holdings of equity contract for difference swap agreements.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $102,716 or 0.16% of total investments.

(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2012, the market value of Regulation S securities amounted to $173,845 or 0.28% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/12 Carrying Value Per Unit
29,651	Orascom Telecom Holding SAE, GDR	12/01/08	$111,809	$3.1380
4,000	Sistema JSFC, GDR	09/05/06	95,619	20.2000

(d)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of the fair valued security amounted to $43,300 or 0.07% of total investments.

(e)	At December 31, 2012, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

Geographic Diversification	% of Market Value	Market Value
North America	70.3%	$44,288,853
Europe	23.8	15,028,743
Japan	2.2	1,374,479
Latin America	1.8	1,156,448
Asia/Pacific	1.7	1,085,148
Africa/Middle East	0.2	105,498

Total Investments	100.0%	$63,039,169

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $51,474,155)	$63,039,169
Foreign currency, at value (cost $2)	2
Cash	1,730
Receivable for investments sold	11,050
Dividends receivable	172,517
Unrealized appreciation on swap contracts	12,244
Deferred offering expense	175,383
Prepaid expenses	2,609

Total Assets	63,414,704

Liabilities:
Payable for investment advisory fees	26,784
Payable for payroll expenses	31,270
Payable for accounting fees	3,750
Payable for legal and audit fees	42,641
Payable for shareholder communications expenses	30,786
Payable for custodian fees	17,954
Other accrued expenses	5,170

Total Liabilities	158,355

Net Assets
(applicable to 3,095,065 shares outstanding)	$63,256,349

Net Assets Consist of:
Paid-in capital	$51,920,527
Distributions in excess of net investment income	(13,298)
Accumulated net realized loss on investments, swaps contracts, and foreign currency transactions	(227,668)
Net unrealized appreciation on investments	11,565,014
Net unrealized appreciation on swap contracts	12,244
Net unrealized depreciation on foreign currency translations	(470)

Net Assets	$63,256,349

Net Asset Value per Common Share:
($63,256,349 ÷ 3,095,065 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$20.44

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $84,752)	$2,340,889
Interest	3,880

Total Investment Income	2,344,769

Expenses:
Investment advisory fees	366,604
Payroll expenses	93,625
Shareholder communications expenses	81,373
Trustees’ fees	59,862
Legal and audit fees	48,940
Accounting fees	45,000
Custodian fees	35,463
Shareholder services fees	15,320
Miscellaneous expenses	29,062

Total Expenses	775,249

Net Investment Income	1,569,520

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	836,571
Net realized gain on swap contracts	149,304
Net realized gain on foreign currency transactions	147

Net realized gain on investments, swap contracts, and foreign currency transactions	986,022

Net change in unrealized appreciation/depreciation:
on investments	766,480
on swap contracts	(13,224)
on foreign currency translations	(1,353)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	751,903

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	1,737,925

Net Increase in Net Assets Resulting from Operations	$3,307,445

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2012	2011
Operations:
Net investment income	$1,569,520	$1,752,469
Net realized gain on investments, swap contracts, and foreign currency transactions	986,022	1,241,600
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	751,903	942,008

Net Increase in Net Assets Resulting from Operations	3,307,445	3,936,077

Distributions to Common Shareholders:
Net investment income	(1,704,644)	(1,854,261)
Net realized short-term gain	(83,145)	(51,749)
Net realized long-term gain	(889,087)	(1,131,516)
Return of capital	(1,027,385)	(651,965)

Total Distributions to Common Shareholders	(3,704,261)	(3,689,491)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	318,732	106,860

Net Increase in Net Assets from Fund Share Transactions	318,732	106,860

Net Increase/(Decrease) in Net Assets	(78,084)	353,446
Net Assets Attributable to Common Shareholders:
Beginning of period	63,334,433	62,980,987

End of period (including undistributed net investment income of $0 and $0, respectively)	$63,256,349	$63,334,433

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2012		2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$20.57		$20.49	$19.87	$18.50	$25.50

Net investment income	0.51		0.57	0.48	0.48	0.47
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.56		0.71	1.34	2.09	(6.27)

Total from investment operations	1.07		1.28	1.82	2.57	(5.80)

Distributions to Common Shareholders:
Net investment income	(0.55)		(0.60)	(0.67)	(0.52)	(0.55)
Net realized gain	(0.32)		(0.39)	(0.02)	—	(0.48)
Return of capital	(0.33)		(0.21)	(0.51)	(0.68)	(0.17)

Total distributions to common shareholders	(1.20)		(1.20)	(1.20)	(1.20)	(1.20)

Capital Share Transactions:
Increase in net asset value from common share transactions	(0.00	)(a)	0.00 (a)	—	—	—
Contribution from Adviser	—		—	—	—	0.00 (a)

Total capital share transactions	0.00	(a)	0.00 (a)	—	—	0.00 (a)

Net Asset Value, End of Period	$20.44		$20.57	$20.49	$19.87	$18.50

NAV total return †	5.42%		6.39%	9.60%	14.92%	(23.30)%

Market value, end of period	$20.88		$21.08	$20.31	$19.42	$15.90

Investment total return ††	5.09%		10.12%	11.24%	31.31%	(26.43)%

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$63,256		$63,334	$62,981	$60,694	$56,422
Ratio of net investment income to average net assets	2.50%		2.75%	2.46%	2.70%	2.15%
Ratio of operating expenses to average net assets	1.24%		1.36%	1.65%	1.61%	1.54%
Portfolio turnover rate	6.0%		5.9%	7.8%	9.5%	24.3%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Utility & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on March 8, 2004 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on May 28, 2004.

The Fund’s investment objective is to seek a consistent level of after-tax total return over the long term with an emphasis currently on qualified dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, or water and infrastructure operations, and in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$58,333,841	—	$58,333,841
Convertible Preferred Stock
COMMUNICATIONS
Telecommunications
U.S. Companies	87,100	—	87,100
OTHER
Transportation
U.S. Companies	—	$43,300	43,300
Total Convertible Preferred Stocks	87,100	43,300	130,400
Warrants(a)	68,040	34,596	102,636
U.S. Government Obligations	—	4,472,292	4,472,292
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$58,488,981	$4,550,188	$63,039,169
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
EQUITY CONTRACT
Contract for Difference Swap Agreements	$—	$12,244	$12,244

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2012 or December 31, 2011.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2012 are reflected within the Schedule of Investments and further details are as follows:

			Termination	Net Unrealized
Notional Amount	Equity Security Received	Interest Rate/ Equity Security Paid	Date	Appreciation
$696,326 (50,000 Shares)	Market Value Appreciation on: Rolls-Royce Holdings plc	One month LIBOR plus 90 bps plus Market Value Depreciation on: Rolls-Royce Holdings plc	6/27/13	$12,230
6,157 (3,800,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	6/27/13	14

				$12,244

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2012 had an average monthly notional amount of approximately $658,858.

As of December 31, 2012, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the year ended December 31, 2012, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized depreciation on swap contracts.

    Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended December 31, 2012, the Fund held no investments in forward foreign exchange contracts.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassification of swaps, and investments no longer considered passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease distributions in excess of net investment income by $165,939 and increase accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $165,938, with an offsetting adjustment to paid-in capital.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income (inclusive of short-term gains)	$1,787,789	$1,906,010
Net long-term capital gains	889,087	1,131,516
Return of capital	1,027,385	651,965

Total distributions paid	$3,704,261	$3,689,491

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, swap contracts, and foreign currency translations	$11,501,908
Qualified late year loss deferral*	$(152,914)
Other temporary differences**	(13,172)

Total	$11,335,822

*	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year.
**	Other temporary differences were primarily due to mark-to-market adjustments on investments in swap contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the temporary differences between book basis and tax basis net unrealized appreciation/depreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$51,549,037	$14,598,417	$(3,108,285)	$11,490,132

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, currently equal on an annual basis to 0.50% (prior to May 28, 2012, the Advisory fee was 0.70%) of the value of the Fund’s average weekly total assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $3,712 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2012, the Fund paid or accrued $93,625 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $3,538,975 and $5,677,188, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2012 and 2011, the Fund did not repurchase any common shares of beneficial interest in the open market.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows for the years ended December 31, 2012 and December 31, 2011:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	15,759	$318,732	5,332	$106,860

A shelf registration authorizing the offering of $100 million of common shares, preferred shares, notes and subscription rights for common or preferred shares was declared effective by the SEC on December 21, 2012.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Utility & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Global Utility & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Utility & Income Trust (hereafter referred to as the “Trust”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

The Gabelli Global Utility & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Utility & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustees[4]

INTERESTED TRUSTEE[3] :

Salvatore M. Salibello Trustee Age: 67	Since 2004***	3	Certified Public Accountant and Former Managing Partner of the public accounting firm Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP since 2012	Director of Kid Brands, Inc. (group of companies in infant and juvenile products) and until September 2007, Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Director Age: 77	Since 2004**	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 74	Since 2004***	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1996-1998)	Director of First Republic Bank (banking) through January 2008

Mario d’Urso Trustee Age: 72	Since 2004*	5	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996-2001)	—

Vincent D. Enright Trustee Age: 69	Since 2004*	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Michael J. Melarkey Trustee Age: 63	Since 2004*	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)

Salvatore J. Zizza Trustee Age: 67	Since 2004**	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

The Gabelli Global Utility & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988;
President and	Since 2004	Officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Acting Chief Compliance	Since November	Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc.
Officer	2011	2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO
Age: 61		Investors, Inc. since 2008

Agnes Mullady	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC
Treasurer and Secretary		since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice
Age: 54		President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

David I. Schachter	Since 2004	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO
Vice President		Funds Complex; Vice President of Gabelli & Company Inc. since 1996
Age: 59

Adam E. Tokar	Since 2011	Vice President of the Gabelli Healthcare & Wellness Trust Rx since 2011; Assistant Vice
Vice President and		President and Ombudsman of the Gabelli Healthcare & Wellness Trust Rx 2007-2010
Ombudsman
Age: 33

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Salibello is an “interested person” as a result of family member’s affiliation with the Adviser.
[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2012

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gains (a)	Return of Capital (a)(b)	Dividend Reinvestment Price
Common Shares
	01/24/12	01/17/12	$0.10000	$0.04826	$0.02400	$0.02774	$20.26000
	02/22/12	02/14/12	0.10000	0.04826	0.02400	0.02774	20.60000
	03/23/12	03/16/12	0.10000	0.04826	0.02400	0.02774	20.68000
	04/23/12	04/16/12	0.10000	0.04826	0.02400	0.02774	19.92000
	05/23/12	05/16/12	0.10000	0.04826	0.02400	0.02774	19.49000
	06/22/12	06/15/12	0.10000	0.04826	0.02400	0.02774	19.81000
	07/24/12	07/17/12	0.10000	0.04826	0.02400	0.02774	19.97000
	08/24/12	08/17/12	0.10000	0.04826	0.02400	0.02774	20.36000
	09/21/12	09/14/12	0.10000	0.04826	0.02400	0.02774	20.81061
	10/24/12	10/17/12	0.10000	0.04826	0.02400	0.02774	20.48000
	11/23/12	11/15/12	0.10000	0.04826	0.02400	0.02774	19.85000
	12/20/12	12/14/12	0.10000	0.04826	0.02400	0.02774	20.68000

			$1.20000	$0.57912	$0.28800	$0.33288

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2012 tax returns. Ordinary distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long-term gain distributions for the fiscal year ended December 31, 2012 were $889,087, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common shareholders an ordinary income dividends of $0.5791 per share in 2012. For the year ended December 31, 2012, 78.26% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was qualified dividend income, The percentage of ordinary income dividends paid by the Fund during 2012 derived from U.S. Government securities was 0.14%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 7.07%. For the year ended December 31, 2012, 0.24% of the ordinary income dividend was qualified interest income and 4.65% was qualified short-term capital gain.

Historical Distribution Summary

	Investment Income (c)	Short-Term Capital Gains (c)	Long-Term Capital Gains	Return of Capital (b)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Shares
2012	$0.55224	$0.02688	$0.28800	$0.33288	$1.20000	$0.33288
2011	0.61644	0.00348	0.36804	0.21204	1.20000	0.21204
2010	0.54838	0.12308	0.01906	0.50948	1.20000	0.50948
2009	0.53040	—	—	0.66960	1.20000	0.66960
2008	0.63471	0.07875	0.40064	0.08590	1.20000	0.08590
2007	0.30220	0.28180	0.94600	—	1.53000	—
2006	0.56420	0.09180	0.54400	—	1.20000	—
2005	0.63370	0.15660	0.65970	—	1.45000	—
2004	0.26099	0.07758	—	0.26143	0.60000	0.26143

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.
(d)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center,

Rye, NY 10580-1422

Investment Objective:

The Gabelli Global Utility & Income Trust is a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek a consistent level of after-tax total return for its investors with an emphasis on tax advantaged dividend income under current tax law. Under normal market conditions, the Fund invests atleast 80% of its assets in equity securities of domestic and foreign companies involved in the utilities industry and other industries that are expected to pay periodic dividends.

Stock Exchange Listing

Common
NYSE MKT–Symbol:	GLU
Shares Outstanding:	3,095,065

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGLUX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center,

Rye, NY 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

   GABELLI.COM

TRUSTEES

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director

& Chief Investment Officer,

Financial Security

Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice

President & Chief Financial

Officer, KeySpan Corp.

Michael J. Melarkey

Partner,

Avansino, Melarkey,

Knobel, Mulligan &

McKenzie

Salvatore M. Salibello, CPA

Partner,

BDO Seidman, LLP

Salvatore J. Zizza

Chairman, Zizza &

Associates Corp.

OFFICERS

Bruce N. Alpert

President &

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer & Secretary

David I. Schachter

Vice President

Adam E. Tokar

Vice President &

Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center Rye,

New York 10580-1422

CUSTODIAN

State Street Bank and

Trust Company

COUNSEL

Skadden, Arps, Slate,

Meagher & Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust

Company, N.A.

GLU Q4/2012

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,407 for 2011 and $36,407 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,500 for 2011 and $9,000 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2011 and $3,625 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

1

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

- Proxy Department

- Investment professional assigned to the account

3

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

—

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

—	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

—	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

—	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

—	Banks and brokerage firms using the services at Broadridge:

5

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

—	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

—	A limited Power of Attorney appointing the attendee an Adviser representative.
—

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

—	A sample ERISA and Individual contract.
—	A sample of the annual authorization to vote proxies form.
—	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

—	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

—	Qualifications
—	Nominating committee in place
—	Number of outside directors on the board
—	Attendance at meetings
—	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

—	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

—	Amount of stock currently authorized but not yet issued or reserved for stock option plans
—	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

—	State of Incorporation
—	Management history of responsiveness to shareholders
—	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

—	Dilution of voting power or earnings per share by more than 10%
—	Kind of stock to be awarded, to whom, when and how much
—	Method of payment
—	Amount of stock already authorized but not yet issued under existing stock option plans

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SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Utility & Income Trust, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2012. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	19.2B	8	4.5B
	Other Pooled Investment Vehicles:	15	542.5M	13	534.6M
	Other Accounts:	1,869	14.7B	19	1.6B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.    As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.    As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS.    Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.    At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION.    A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2012.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/12 through 07/31/12	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 3,089,177 Preferred – N/A
Month #2 08/01/12 through 08/31/12	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 3,090,416 Preferred – N/A
Month #3 09/01/12 through 09/30/12	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 3,090,416 Preferred – N/A
Month #4 10/01/12 through 10/31/12	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 3,092,566 Preferred – N/A
Month #5 11/01/12 through 11/30/12	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 3,093,876 Preferred – N/A
Month #6 12/01/12 through 12/31/12	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 3,095,065 Preferred – N/A
Total	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Gabelli Global Utility & Income Trust

By (Signature and Title)*    /s/ Bruce N. Alpert

                                              Bruce N. Alpert, Principal Executive Officer

Date    3/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                             Bruce N. Alpert, Principal Executive Officer

Date    3/11/2013

By (Signature and Title)*    /s/ Agnes Mullady

                                             Agnes Mullady, Principal Financial Officer and Treasurer

Date    3/11/2013

* Print the name and title of each signing officer under his or her signature.